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                                                                   EXHIBIT 10(A)

                         DIGITAL EQUIPMENT CORPORATION
                               1990 EQUITY PLAN

SECTION 1 -- PURPOSE

  The Digital Equipment Corporation 1990 Equity Plan (the "Plan") is intended to advance the interests of Digital Equipment Corporation (the "Company") and its stockholders by improving the Company's ability to attract and retain Employees who are in a position to make substantial contributions to the successful management and growth of the Company and its subsidiaries and to stimulate the personal involvement of these Employees in the fortunes of the Company, thereby encouraging their continued service with the Company and its subsidiaries. Accordingly, the Company may, from time to time, grant to such Employees as may be selected in the manner provided in the Plan, options to purchase shares of Stock of the Company, stock appreciation rights, awards of Stock of the Company and awards of stock units (collectively, the "Awards"), all on the terms and conditions hereinafter established.

SECTION 2 -- ADMINISTRATION

  The Plan shall be administered by a committee appointed by the Board of Directors of the Company (the "Committee"), which shall consist of not fewer than three members of the Company's Board of Directors. The Board of Directors may from time to time remove members from or add members to the Committee, and vacancies on the Committee, howsoever caused, shall be filled by the Board of Directors. All members of the Committee must be disinterested persons within the meaning of Rule 16b-3 or any successor provision ("Rule 16b-3") under the Securities Exchange Act of 1934, as amended (the "1934 Act"), if required for compliance with Rule 16b-3. The Committee shall select one of its members as Chairman and shall hold meetings at such times and places as it may determine. Acts by a majority of the Committee or acts reduced to or approved in writing by a majority of the Committee shall be the valid acts of the Committee. Any authority or power granted in the Plan to the Committee shall also be deemed to be granted to the Board of Directors, and any action permitted to be taken or determination permitted to be made by the Committee may also be taken or made by the Board of Directors; provided, however, that to the extent required by Rule 16b-3 with respect to specific grants of Awards, such power or authority shall only reside in and such actions or determinations shall only be made by an administrator or administrators in compliance with Rule 16b-3. The Board of Directors may also establish a committee of one or more members of the Company's Board of Directors who are also officers of the Company for the pur- poses of administering grants of Awards under the Plan to Employees who are not subject to the provisions of Section 16 of the 1934 Act. If such a committee is established, it shall have all the power and authority of the Committee under the Plan with respect to such Awards.

  The Committee shall have full authority to interpret the Plan, to grant waivers of Plan restrictions and to adopt such rules, regulations and guidelines for carrying out the Plan as it may deem necessary or proper, all of which powers shall be executed in the best interests of the Company and in keeping with the purposes of the Plan. Such powers shall include, but shall not be limited to, the power to modify or amend the Plan and to adopt such procedures, subplans and the like as may be necessary to comply with provisions of the laws of other countries in which the Company or any subsidiary of the Company may operate in order to assure the viability of Awards granted under the Plan and to enable Employees employed in such other countries to receive advantages and benefits under the Plan and consistent with such laws.

  Subject to the provisions of the Plan, the Committee shall have the authority to select the Employees who are eligible to participate in the Plan, to determine the Awards to be granted to each Employee, to determine the time or times when Awards shall be exercisable or when restrictions, conditions and
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contingencies shall lapse and to establish any other restrictions, conditions and contingencies on Awards in addition to those prescribed by the Plan. The Committee shall also prescribe the form of agreements or other instruments under the Plan and the legends, if any, to be affixed to the certificates representing shares of Stock to be issued. The Committee shall have the authority to grant Awards singly, in combination or in tandem.

  The determinations of the Committee in the administration of the Plan shall be final and conclusive unless otherwise determined by the Board of Directors. No member of the Board of Directors or the Committee shall be liable for any action or determination made in good faith with respect to the Plan.

SECTION 3 -- SHARES OF STOCK SUBJECT TO THE PLAN

  The shares of stock available for issuance under the Plan shall be authorized but unissued shares of the Company's Common Stock or previously issued shares of the Company's Common Stock reacquired by the Company in any manner and held in its treasury ("Stock"). No fractional shares of Stock shall be delivered under the Plan. Subject to adjustment as provided in Section 7.9 below, the maximum number of shares of Stock available for the grant of Awards under the Plan from the date of its adoption by the Board of Directors until June 29, 1991, shall be the maximum number of shares of Stock available for issuance under the Company's 1985 Restricted Stock Option Plan (the "1985 Plan") as of the date of approval of the Plan by the Company's stockholders. Subject to adjustment as provided in
Section 7.9 below, the maximum num- ber of shares of Stock available for the grant of Awards under the Plan for each fiscal year subsequent to the fiscal year ending on June 29, 1991, but prior to the beginning of the fiscal year commencing on June 29, 1996, shall be one and one-half percent (1 1/2%) of the total number of issued shares of the Company's Common Stock (including treasury shares) as of the first day of such fiscal year. Such maximum number of shares shall be increased in any fiscal year by the number of shares of Stock available for the grant of Awards hereunder in the previous fiscal year or years but not covered by Awards granted hereunder in such fiscal year or years since the adoption of the Plan. Notwithstanding any other provision of the Plan, in no event shall more than five million (5,000,000) shares of Stock be cumulatively available for the issuance of Stock pursuant to ISOs granted under the Plan, or shall more than five million (5,000,000) shares of Stock be cumulatively available for grant pursuant to Restricted Stock Awards, Unrestricted Stock Awards and Stock Unit Awards. Regardless of whether Stock Unit Awards and Stock Appreciation Rights are settled for shares of Stock or cash, the number of shares of Stock to which a Stock Unit Award or Stock Appreciation Right relates shall be subtracted from the maximum number of shares available for the grant of Awards under the Plan. Regardless of whether a Stock Unit Award is settled for shares of Stock or cash, the number of shares of Stock to which a Stock Unit Award relates shall be subtracted from the cumulative aggregate number of shares available for grant pursuant to Restricted Stock Awards, Unrestricted Stock Awards and Stock Unit Awards. Notwithstanding the foregoing, any dividend or dividend equivalent paid or credited to an Employee in shares of Stock or Stock Units pursuant to Sections 5.3(b) or 5.4(b) below shall not be subtracted from the maximum number of shares available for the grant of Awards under the Plan or the cumulative aggregate number of shares available for grant pursuant to Restricted Stock Awards, Unrestricted Stock Awards and Stock Unit Awards.

  Shares of Stock issued under the Plan shall be subject to the terms, restrictions, conditions and contingencies specified in the Plan and to such other terms, restrictions, conditions and contingencies as the Committee may provide. Further, shares of Stock subject to Awards that expire unexercised or are forfeited, terminated, canceled (in whole or in part), or in any other manner are not issued to an Employee (except shares of Stock that are not issued to an Employee pursuant to Awards settled in cash in lieu thereof), shall become available immediately for the future grant of Awards under the Plan.

SECTION 4 -- ELIGIBILITY

  Awards may be granted under the Plan only to Employees of the Company or of a subsidiary of the Company. The term "Employees" shall include officers as well as all other employees of the Company or
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of a subsidiary of the Company. Members of the Committee and members of the
Board of Directors who are not Employees of the Company or of a subsidiary of the Company shall not be eligible to participate in the Plan. Awards may be granted to the same Employee on more than one occasion.

SECTION 5 -- TYPES OF AWARDS

SECTION 5.1  OPTIONS.

  (a) Definition of Options. An "Option" is an Award entitling the recipient upon exercise of the Option to purchase Stock at a specified price for a specified period of time. Both "incentive stock options", as defined in Section 422A of the Internal Revenue Code of 1986, as amended (the "Code"), or any successor provision, and Options that are not incentive stock options ("Non-Qualified Options"), may be granted under the Plan. Any Option intended to qualify as an incentive stock option is referred to in the Plan as an "ISO". Instruments evidencing ISOs shall contain such terms and conditions as are required under applicable provisions of the Code.

  (b) Exercise Price. The exercise price of an Option shall be determined by the Committee subject to the following rules:

     (1) The exercise price of a Non-Qualified Option shall not be less than the lesser of (i) 50% of the Fair Market Value per share of the Stock on the date the Option is granted or (ii) the book value per share of the Stock as of the end of the fiscal year of the Company immediately preceding the date of such grant.

     (2) The exercise price of an ISO shall not be less than 100% of the Fair Market Value per share of the Stock on the date the Option is granted.

  (c) Duration of Options. The Committee shall determine the latest date on which an ISO or a Non-Qualified Option may be exercised; provided, however, that the latest date on which an ISO may be exercised shall be no later than the date that is ten years after the date the ISO was granted.

  (d) Exercise of Options. Subject to the applicability of Section 7.3 below, an Option shall become exercisable at such time or times, and on such conditions, as the Committee may specify. The Committee may at any time accelerate the time at which all or any part of an Option may be exercised.

  An Employee electing to exercise an Option shall give written or electronic notice to the Company of the election and of the number of shares of Stock that the Employee elects to acquire, accompanied by any documents or instruments required by the Company and payment in full for the Stock purchased, together with provision for the amount of any taxes due in respect of the sale and issue thereof. The Employee shall receive certificates for shares of Stock purchased or may elect to receive statements of ownership instead.

  (e) Payment for Stock. Stock purchased by an Employee upon exercise of an Option may be paid for in any legal manner so specified by the Committee, including the following methods, which may be used in combination if specified by the Committee:

     (1) In cash or by check, bank draft or money order payable to the order of the Company.

     (2) Through the delivery of an assignment to the Company of a sufficient amount of the proceeds from the sale of the Stock acquired upon exercise to pay for all of the Stock acquired upon exercise and an authorization to the broker or selling agent to pay that amount to the Company, which sale shall be by the Employee's direction at the time of exercise, provided that such method does not result in a violation of applicable law. This method of payment may not be used to purchase shares of Restricted Stock as to which the restrictions, conditions and contingencies have not already lapsed.
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     (3) Through the delivery of an amount of previously acquired shares of
  Stock having in the aggregate a Fair Market Value equal to the exercise price, provided that such method is consistent with applicable tax laws, policies and eligibility criteria established by the Committee. Employees may further apply the Stock acquired upon such exercise to satisfy the exercise price for additional Stock.

  (f) Special Rules for ISOs. ISOs shall not be granted to (i) employees of any subsidiary of the Company with respect to which the Company does not satisfy the ownership requirements set forth in Section 425(f) of the Code, or (ii) officers who are not employees of the Company or of any subsidiary of the Company. In addition, the following special rules shall apply to ISOs:

     (1) Consistent with Section 422A of the Code and any associated regulations, notices or other official pronouncements of general applicability, to the extent that the aggregate Fair Market Value (determined as of the date of grant) of the shares of Stock with respect to which ISOs are exercisable for the first time by the holder of an Option during any calendar year (under all plans of the Company and its subsidiaries) exceeds $100,000, such Option shall not be treated as an ISO. Nothing in this special rule shall be construed as limiting the exercisability of any Option unless the Committee provides for a limitation at the time of grant.

     (2) An Employee holding an ISO shall agree to notify the Company in writing immediately after he or she makes a disqualifying disposition of any Stock acquired pursuant to the exercise of an ISO. A "disqualifying disposition" is any disposition (including any sale) of Stock before the later of (i) two years after the date the Employee was granted the ISO or (ii) one year after the date the Employee acquired Stock by exercising the ISO. If the Employee has died before the Stock is sold, these holding period requireMents do not apply and no disqualifying disposition can occur thereafter.

  (g) Conversion of ISOs. The Committee may in its discretion take such actions as may be necessary to convert the holder's outstanding ISOs (or any installments or portions of installments thereof) into Non-Qualified Options regardless of whether such holder is an Employee at the time of such conversion. At the time of such conversion of an ISO, the Committee (with the consent of the holder of the Option) may impose such conditions on the exercise of the resulting Non-Qualified Options as it may determine, provided that such conditions shall not be inconsistent with the Plan. Nothing in the Plan shall be deemed to give any holder of an ISO the right to have ISOs converted into Non-Qualified Options, and no such conversion shall occur until and unless the Committee takes appropriate action. The Committee, with the consent of the holder of an outstanding ISO, may also terminate any portion of such ISO.

SECTION 5.2  STOCK APPRECIATION RIGHTS.

  (a) Description of Stock Appreciation Rights. A "Stock Appreciation Right" is an Award entitling the recipient upon exercise of the Right to receive an amount, in cash or Stock, or a combination thereof (at the Committee's discretion), determined in whole or in part by reference to appreciation in the Fair Market Value of the Company's Common Stock. A Stock Appreciation Right entitles the Employee to receive, with respect to each share of Stock to which the Right relates, the excess of (1) the Fair Market Value of a share of the Company's Common Stock on the date of exercise over (2) the Award price per Right as determined by the Committee in accordance with the provisions of
Section 5.2(b) below.

  (b) Other Terms and Conditions of Stock Appreciation Rights. Subject to the applicability of Section 7.3 below, a Stock Appreciation Right shall become and remain exercisable, at such time or times and subject to such restrictions, conditions and contingencies as the Committee may prescribe. Subject to the applicability of Section 7.3 below, the Committee may at any time accelerate the time at which all or any part of the Right may be exercised. The Award price per Right of a Stock Appreciation Right shall not be less than the lesser of (i) 50% of the Fair Market Value of a share of the Company's Common Stock on the date the Right is granted or (ii) the book value per share of the Company's Common Stock as of the end of the fiscal year of the Company immediately preceding the date of such grant. An Employee electing to exercise a Stock Appreciation Right must give written or electronic notice to the Company of the election,
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accompanied by any documents or instruments required by the Company, together with provision for the amount of any taxes due with respect thereto.

SECTION 5.3  RESTRICTED AND UNRESTRICTED STOCK.

  (a) Definition of Restricted Stock Awards. A "Restricted Stock Award" entitles the recipient to acquire shares of Restricted Stock subject to the restrictions against disposition and the obligation of resale described in paragraph (c) below, and such other restrictions, conditions and contingencies as determined by the Committee, for the par value per share of the Stock, or, in the case of shares of Stock delivered from the Company's treasury, without any payment to the Company, if consistent with applicable state law. The Committee may determine that the price, if any, to be paid by an Employee for the shares of Stock subject to a Restricted Stock Award has been satisfied by past services rendered by such Employee pursuant to Section 7.12 below. The Committee may provide that such other restrictions, conditions and contingencies be related to personal performance, corporate performance or any other category of performance deemed by the Committee to be important to the success of the Company or any of its subsidiaries. The provisions of Restricted Stock Awards need not be the same with respect to each recipient of such an Award.

  (b) Rights as a Stockholder. An Employee who receives Restricted Stock pursuant to a grant of a Restricted Stock Award and upon payment in full of the par value per share of Restricted Stock, if required, or pursuant to the exercise of an Option or Stock Appreciation Right will have all the rights of a stockholder with respect to the Restricted Stock, including voting and dividend rights, subject to the restrictions described in paragraph (c) below and any other restrictions, conditions and contingencies imposed by the Committee at the time of grant. The Committee may require that dividends be paid in additional shares of Restricted Stock or in Stock Units.

  (c) Restrictions and Obligations of Resale. "Restricted Stock" is Stock subject to the following restrictions against disposition and obligation of resale to the Company. Restricted Stock shall not be sold, transferred, or otherwise disposed of and shall not be pledged or otherwise hypothecated, except as provided in the Plan. (Any such sale, transfer or other disposition, or any pledge or other hypothecation shall hereinafter be referred to as a ("disposition".) In the event of the termination of employment for any reason other than the reasons specified in Sections 6.1, 6.2, 6.3 and 6.4 below, Restricted Stock shall, except as provided in the Plan, be offered for resale to the Company at its original acquisition price or forfeited to the Company if no price was paid.

  (d) Lapsing of Restrictions. Subject to the applicability of Section 7.3 below, the restrictions against disposition and the obligation of resale to the Company of Restricted Stock shall lapse as the Committee shall determine, and such terms shall be incorporated into and be made a part of the Award instrument. Subject to the applicability of Section 7.3 below, the Committee may at any time accelerate the time at which the restrictions against disposition and the obligation of resale to the Company on all or any part of the shares of Restricted Stock shall lapse.

  (e) Resale and Forfeiture Mechanics. In the event of a termination of employment for any reason other than the reasons specified in Sections 6.1, 6.2,
6.3 and 6.4 below, shares of Restricted Stock as to which the restrictions against disposition and the obligation of resale to the Company have not lapsed shall be delivered to the Company within 30 days following such termination of employment. Within 60 days following a timely delivery of such shares, the Company will compensate the Employee (at the original acquisition price, if any) for such number of shares as the Company elects to purchase and will return to the Employee any shares not so purchased. Any shares of Restricted Stock returned to the Employee will thereafter be free of the restrictions against disposition and the obligation of resale to the Company under the Plan. Shares of Restricted Stock that are not delivered to the Company within 30 days following the termination of employment shall remain subject to the restrictions against disposition and the obligation of resale to the Company, and such restrictions and obligation shall not lapse as otherwise provided in the Plan or in the Award instrument. Shares of Restricted Stock represented by statements of ownership shall
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be deemed to have been delivered to the Company on the date of termination of employment. Nothing in this Section 5.3 shall require the Company to repurchase Restricted Stock issued under the Plan.

  (f) Notice of Election. Any Employee making an election under Section 83(b) of the Code with respect to any share of Restricted Stock must provide a copy thereof to the Company within 30 days of the filing of such election with the Internal Revenue Service.

  (g) Other Awards Settled with Restricted Stock. The Committee may, at the time any Award described in this Section 5 is granted, provide that any or all of the Stock delivered or issuable pursuant to the Award will be Restricted Stock. Any provision for the lapse of the restrictions against disposition and the obligation of resale to the Company may apply with respect to Restricted Stock issuable upon settlement of an Award whether or not the Award has been settled in whole or in part as of the date of lapse.

  (h) Unrestricted Stock Awards. Subject to the applicability of Section 7.3 below, the Committee may, in its sole discretion, sell or transfer to any eligible Employee shares of Stock free of the restrictions against disposition and the obligation of resale to the Company under the Plan, for the par value per share of the Stock ("Unrestricted Stock Award"), or, in the case of shares of Stock delivered from the Company's treasury, without any payment to the Company, if consistent with applicable state law. The Committee may determine that the price, if any, to be paid by an Employee for the shares of Stock subject to an Unrestricted Stock Award has been satisfied by past services rendered by such Employee pursuant to Section 7.12 below. Any Employee who receives an Unrestricted Stock Award will have all the rights of a stockholder, including voting and dividend rights.

SECTION 5.4  STOCK UNITS.

  (a) Description of Stock Unit Awards. A "Stock Unit Award" entitles the recipient to receive, without payment, "Stock Units" in the form of phantom shares of Stock, which are valued at the Committee's discretion in whole or in part by reference to, or otherwise based on the Fair Market Value of the Company's Common Stock.

  (b) Other Terms and Conditions of Stock Units. Stock Units shall have such other terms and conditions as the Committee shall determine and shall be settleable in shares of Stock or cash, or any combination thereof, at the discretion of the Committee. Subject to the provisions of the Plan, the Committee shall have authority to determine the Employees of the Company and its subsidiaries to whom and the time or times at which Stock Unit Awards shall be made and all other restrictions, conditions and contingencies of such Awards. The Committee may provide that such restrictions, conditions and contingencies be related to personal performance, corporate performance or any other category of performance deemed by the Committee to be important to the success of the Company or any of its subsidiaries. An Employee who receives Stock Units may be given rights to dividend equivalents, subject to any conditions imposed by the Committee at the time of grant. The Committee may provide that any such dividend equivalents be paid in cash, in shares of Stock or in additional Stock Units. The provisions of Stock Unit Awards need not be the same with respect to each recipient of such an Award. Subject to the applicability of Section 7.3 below, the Committee may at any time accelerate the time at which any restrictions, conditions and contingencies on Stock Units shall lapse.

SECTION 6 -- TERMINATION OF
EMPLOYMENT

SECTION 6.1  DEATH OF EMPLOYEE.

  If an Employee dies while employed by the Company or any subsidiary of the Company, or upon the death of an Employee after termination of employment described in Sections 6.2, 6.3 and 6.4 below, the following rules shall apply:
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  (a) Each Option and Stock Appreciation Right held by the Employee immediately prior to his or her death shall become fully exercisable and may be exercised only until one year after his or her death (whether or not this period ends after expiration of the exercise period specified in the Award instrument, except that the exercise period of any ISO shall not be extended by this paragraph but rather shall be limited as provided in Section 5.1(c) above) by the Employee's executor or administrator, or if not so exercised, by the legatees or distributees of his or her estate or by such other person or persons to whom the Employee's rights under such Option or Stock Appreciation Right shall pass by will or by the applicable laws of descent and distribution.

  (b) Each share of Restricted Stock and each Stock Unit covered by an Award held by the Employee immediately prior to his or her death will immediately become free of all restrictions, conditions and contingencies thereon.

SECTION 6.2  DISABILITY OF EMPLOYEE.

  If an Employee ceases to be employed by the Company or any subsidiary of the Company by reason of his or her permanent and total disability, as determined by the Committee, the following rules shall apply:

  (a) Each Option and Stock Appreciation Right held by the Employee when his or her employment ends shall become fully exercisable and shall continue to be exercisable in accordance with the terms set forth in the Award instrument relating to such Award or upon such other terms as shall be determined by the Committee, unless otherwise provided in the Award instrument.

  (b) Each share of Restricted Stock and each Stock Unit covered by an Award held by the Employee when his or her employment ends will immediately become free of all restrictions, conditions and contingencies thereon, unless otherwise provided in the Award instrument.

SECTION 6.3  RETIREMENT WITH THE CONSENT OF THE COMPANY PRIOR TO AGE 65.

  If an Employee ceases to be employed by the Company or any subsidiary of the Company by reason of his or her retirement with the consent of the Company prior to age 65, as determined by the Committee, the Employee's rights with respect to Awards held by him or her as of such retirement date shall be as set forth in the Award instrument relating to such Award. For purposes of this Section 6.3, "retirement with the consent of the Company prior to age 65" shall be retirement prior to age 65 in accordance with policies, rules and eligibility criteria established by the Committee, including without limitation, those related to inimical conduct and association with a competitor. Retirement, including early retirement, under any pension plan of the Company or any subsidiary of the Company shall not by itself constitute retirement with the consent of the Company for purposes of the Plan.

SECTION 6.4  TERMINATION OF EMPLOYMENT AT AGE 65 OR AFTER.

  If an Employee ceases to be employed by the Company or any subsidiary of the Company by reason of his or her termination of employment without cause at age 65 or after, then the following rules shall apply:

  (a) Each Option and Stock Appreciation Right held by the Employee when his or her employment ends shall become fully exercisable and shall continue to be exercisable in accordance with the terms set forth in the Award instrument relating to such Award or upon such other terms as shall be determined by the Committee, unless otherwise provided in the Award instrument.

  (b) Each share of Restricted Stock and each Stock Unit covered by an Award held by the Employee when his or her employment ends will immediately become free of all restrictions, conditions and contingencies thereon, unless otherwise provided in the Award instrument.
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SECTION 6.5  OTHER TERMINATION OF EMPLOYMENT.

  If an Employee ceases to be employed by the Company or any subsidiary of the Company for any reason other than the reasons specified in Sections 6.1, 6.2,
6.3 and 6.4 above, the following rules shall apply:

  (a) Each Option and Stock Appreciation Right held by the Employee that is unexercised when his or her employment ends shall expire upon such termination of employment, unless otherwise agreed to in writing by the Committee.

  (b) Each share of Restricted Stock held by the Employee on which all restrictions, conditions and contingencies have not lapsed shall be offered for resale to the Company in accordance with Section 5.3 above, and each Stock Unit as to which all restrictions, conditions and contingencies have not lapsed shall be forfeited, unless otherwise agreed to in writing by the Committee.

SECTION 6.6  COMMITTEE DETERMINATIONS.

  Any question as to (a) whether there has been a termination of employment, (b) the acquisition price of shares of Stock, (c) the existence of "cause", (d) whether there has occurred a "permanent and total disability," or (e) whether there has occurred a retirement "with the consent of the Company" shall be determined by the Committee, and its determination of such question shall be final.

SECTION 7 -- GENERAL PROVISIONS

SECTION 7.1  TERM AND AMENDMENT.

  Unless earlier terminated by the Board of Directors, the Plan shall terminate on December 31, 1995, and no Awards shall be granted under the Plan after such date; provided, however, that Awards payable or requiring exercise which are granted on or before this date shall remain payable or exercisable in accordance with their respective terms after the termination of the Plan; and provided, further that the authority of the Committee to take actions with respect to any such Awards as contemplated herein shall extend beyond termination of the Plan.

  The Board of Directors may at any time terminate the Plan or suspend the grant of Awards under the Plan. The Board of Directors may at any time amend the Plan or any outstanding Award for any lawful purpose; provided, that no amendment, without the approval of the Company's stockholders, shall increase the maximum number of shares of Stock that may be issued under the Plan or issued in the aggregate pursuant to the certain Awards listed in Section 3 above (except as permitted by the last paragraph of Section 3 above and Section 7.9 below); and provided, further that no amendment, without the approval of the Company's stockholders (where such approval is necessary to satisfy then-applicable requirements of federal securities laws, the Code or rules of any stock exchange on which the Company's Common Stock is listed), shall extend the period during which Awards may be granted under the Plan or amend the eligibility provisions of Sections 4 and 5.1(f) above.

SECTION 7.2  NON-TRANSFERABILITY OF AWARDS.

  (a) No Award (other than Stock or cash transferred to an Employee under the Plan without restrictions) may be transferred other than by will or by the laws of descent and distribution, and during an Em- ployee's lifetime an Award requiring exercise may be exercised only by him or her (or in the event of incapacity, the person or persons properly appointed to act on his or her behalf).

  (b) Notwithstanding anything contained herein to the contrary, in the event an Employee terminates his or her employment and retains Awards pursuant to Sections 6.3 or 6.4 above to assume a position with
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a governmental, charitable or educational institution, the Committee, in its sole discretion and provided such arrangement is in accordance with applicable law, may authorize a third party, including but not limited to a "blind" trust, acceptable to the applicable governmental, charitable or educational institution, the Employee and the Committee, to act on behalf and for the benefit of such Employee with respect to such Awards.

SECTION 7.3  HOLDING PERIODS.

  Any equity security, as defined in the 1934 Act or the rules and regulations promulgated thereunder, offered pursuant to an Award under the Plan may not be sold for at least six months after acquisition thereof, and any derivative security, as defined in the 1934 Act or in the rules and regulations promulgated thereunder, offered pursuant to an Award under the Plan may not be exercised for at least six months after acquisition thereof, except, in either case, in the event of the disability or death of the holder thereof. The foregoing provision shall apply automatically only to grants of Awards to Employees subject to the provisions of Section 16 of the 1934 Act or the rules and regulations promulgated thereunder. The Committee shall have the authority to provide that such holding periods also apply to other Employees. Should any provision of this paragraph require modification or be unnecessary to comply with the requirements of Rule 16b-3, the Committee may waive such provision and/or amend this Plan to add to or modify the provisions hereof accordingly.

SECTION 7.4  DOCUMENTATION OF AWARDS.

  Awards shall be evidenced by written instruments prescribed by the Committee from time to time. The instruments may be in the form of agreements to be executed by both the Employee and the Company or certificates, letters or similar instruments, which need not be executed by the Employee but acceptance of which will evidence agreement to the terms of the Award.

SECTION 7.5  RIGHTS AS A STOCKHOLDER.

  Except as specifically provided by the Plan, the receipt of an Award will not give an Employee rights as a stockholder; the Employee will obtain such rights, subject to any limitations imposed by the Plan or the Award instrument, upon actual receipt of Stock.

SECTION 7.6  CONDITIONS ON DELIVERY OF STOCK.

  The Company will not be obligated to deliver any Stock pursuant to the Plan or to remove any restrictions from Stock previously delivered under the Plan until
(a) all restrictions, conditions and contingencies of the Award have been satisfied or removed, (b) in the opinion of the Company's counsel, all applicable federal and state laws and regulations have been complied with and
(c) all other legal matters in connection with the issuance and delivery of such Stock have been approved by the Company's counsel.

SECTION 7.7  TAX WITHHOLDING.

  The Company will withhold from any cash payment made pursuant to an Award an amount sufficient to satisfy all federal, state and local withholding tax requirements (the "withholding tax requirements"). In the case of an award pursuant to which stock may be delivered, the Committee will have the right to require that the Employee or other appropriate person remit to the Company an amount sufficient to satisfy the withholding tax requirements or make other arrangements satisfactory to the Committee with regard to such requirements prior to the delivery of the Stock. If and to the extent that withholding is required, the Committee may permit the Employee or other appropriate person to elect, at the time and in the manner as the Committee provides, to have the Company hold back from the Stock to be delivered, or to deliver to the Company, Stock having a value calculated to satisfy the withholding tax requirements.

  If at the time an ISO is exercised the Committee determines that the Company could be subject to withholding tax requirements with respect to a disposition of the Stock received upon exercise, the Committee may require as a condition of exercise that the person exercising the ISO agree to give security as the Committee deems adequate to meet the potential liability of the Company for the withholding tax requirements and to augment that security from time to time in any amount reasonably deemed necessary by the Committee to preserve the adequacy of the security.

SECTION 7.8  DEFERRAL OF PAYMENTS.

  The Committee may in its sole discretion, upon the request of an Employee holding an Award, defer the date on which any payment of cash or Stock under such an Award shall be made. The Committee may also establish rules and procedures for the crediting of interest on deferred cash payments and dividends or dividend equivalents for deferred payments denominated in Stock or Stock Units. The Committee shall assure that any deferral complies with applicable requirements of the Code. Any deferral, whether requested by the Employee or specified in the Award instrument or otherwise by the Committee, may be subject to forfeiture in accordance with terms established by the Committee.

SECTION 7.9  ADJUSTMENTS IN THE EVENT OF CERTAIN TRANSACTIONS.

  (a) In the event of a stock dividend, stock split or combination of shares, recapitalization or other change in the Company's capitalization, or other distribution with respect to holders of the Company's Common Stock other than normal cash dividends, the Board of Directors shall make appropriate adjustments to the maximum number of shares of Stock that may be delivered under the Plan and to the maximum number of shares of Stock that may be issued pursuant to certain Awards as set forth in Section 3 above.

  (b) In any event referred to in paragraph (a) the Board of Directors shall also make any appropriate adjustments to the number and kind of shares of Stock subject to Awards then outstanding or subsequently granted, any exercise or purchase prices relating to Awards and any other provisions of Awards affected by such change. The Board of Directors may also make adjustments to take into account material changes in law or in accounting practices or principles, mergers, consolidations, acquisitions, dispositions, repurchases or similar corporate transactions, or any other event, if it is determined by the Board of Directors that adjustments are appropriate to avoid distortion in the operation of the Plan, but no such adjustments other than those required by law may adversely affect the rights of any Employee (without the Employee's consent) under any Award previously granted.

  (c) Any adjustments made pursuant to paragraphs (a) or (b) with respect to ISOs shall be made only after the Board of Directors, after consulting with the Company's counsel, determines whether such adjustments would constitute a "modification" of the ISOs (as that term is defined in Section 425 of the Code) or would otherwise cause any adverse tax consequences for the holders of the ISOs. If the Board of Directors determines that such adjustments to be made with respect to ISOs would constitute a modification of the ISOs, it may refrain from making such adjustments.

SECTION 7.10  EMPLOYMENT RIGHTS.

  Neither the adoption of the Plan nor the grant of Awards shall confer upon any person any right to continued employment with the Company or any subsidiary of the Company or affect in any way the right of the Company or any subsidiary of the Company to terminate an employment relationship at any time. Except as specifically provided by the Committee, the Company shall not be liable for the loss of existing or potential profit in Awards granted under the Plan in the event of termination of an employment relationship even if the termination is in violation of an obligation of the Company or any subsidiary of the Company to the Employee.

SECTION 7.11  FAIR MARKET VALUE.

  For purposes of the Plan, "Fair Market Value" of a share of Stock on any date will be the average of the high and low selling prices of the Company's Common Stock in the New York Stock Exchange Composite Transactions Index as of the last business day for which prices are available prior to such date.

SECTION 7.12  PAST SERVICES AS CONSIDERATION.

  If, pursuant to an Award under the Plan, an Employee purchases or receives Stock under an Award for a price equal to the par value of the Stock, the Committee may determine that such price has been satisfied by past services rendered by the Employee.

SECTION 7.13  CHANGE IN CONTROL.

  (a) In order to maintain Employees' rights in the event of any Change in Control of the Company, the Board of Directors (as constituted on the date the Award is granted or as constituted immediately prior to the Change in Control) may, in its sole discretion, as to any Award, either on the date an Award is granted or any time thereafter, take any one or more of the following actions:

     (1) Provide for the acceleration of any time periods relating to the exercise or realization of or lapse of restrictions, conditions and contingencies under any Award so that the Award may be exercised or realized in full on or before a date fixed by the Board of Directors.

     (2) Provide for the purchase of any Award, upon the Employee's request, for an amount of cash equal to the amount that could have been obtained upon the exercise of the Award or realization of the Employee's rights thereunder had the Award been currently exercisable or payable.

     (3) Make such adjustment to any Award then outstanding as the Board of Directors deems appropriate to reflect the Change in Control.

     (4) Cause any Award then outstanding to be assumed, or new rights substituted therefor, by the acquiring or surviving corporation after the Change in Control.

The Committee may, in its discretion, include further provisions and limitations relating to the Change in Control in any Award instrument as it may deem equitable and in the best interests of the Company.

  Notwithstanding anything to the contrary in this Section 7.13 (unless otherwise specifically provided in the Award Agreement at the time an Award is granted), upon any Change in Control of the Corporation, any time periods or conditions or contingencies relating to the exercise or realization of, or lapse of restrictions under, any Award shall be automatically accelerated (or waived) so that the Award may be exercised or realized in full; provided that, in the event of a Change in Control that is intended to qualify for pooling of interests accounting treatment, the foregoing provisions of this paragraph shall be of no force and effect if implementation of such provisions would preclude the Change in Control from so qualifying and, in such event, the Committee shall take whatever action it deems appropriate to enable holders of Awards to realize a substantially similar economic result as would have been realized by acceleration of Awards but without precluding the Change in Control from qualifying as a pooling of interests.

  (b) A "Change in Control" is defined to mean any of the following events:

     (1) The acquisition by any person (including a group, within the meaning of Sections 13(d)(3) or 14(d)(2) of the 1934 Act), other than the Company or any subsidiary of the Company, of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the 1934 Act) of 20% or more of the combined voting power of the Company's outstanding voting securities.

     (2) The first purchase under a tender offer or exchange offer, other than an offer by the Company or any subsidiary of the Company, pursuant to which shares of the Company's Common Stock have been purchased.

     (3) During any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors of the Company cease for any reason to constitute at least a majority thereof, unless the election or the nomination for election by stockholders of the Company of each new Director was approved by a vote of at least two-thirds of the Directors then still in office who were Directors at the beginning of the period.

     (4) Approval by stockholders of the Company of a merger, consolidation, liquidation or dissolution of the Company, or the sale of all or substantially all of the assets of the Company.

SECTION 7.14  APPROVALS.

  Anything in the Plan to the contrary notwithstanding, the effectiveness of the Plan and of the grant of all Awards is subject to, and the Plan and the Awards granted under it shall be of no force and effect unless and until, and no Awards granted shall in any way vest or become exercisable unless and until the approval of the Plan by the affirmative vote of a majority of the shares of the Company's Common Stock present in person or by proxy and entitled to vote at a meeting of stockholders at which the Plan is presented for approval. In the event that such approval has not been received on or before August 13, 1991, the Plan and any Awards granted shall be null and void, and upon the occurrence of the approval, the Plan and the Awards shall become effective as of the date of the Board of Directors' approval of the Plan. The Company's obligation to sell and deliver shares of Stock under the Plan is subject to the approval of any governmental authority required in connection with the authorization, issuance or sale of the Stock.

SECTION 7.15  SUCCESSORS AND ASSIGNS.

  The Plan shall be binding upon all successors and assigns of an Employee receiving an Award under the Plan, including, without limitation, the estate of any such Employee and the executors, administrators or trustees of such estate, and any receiver, trustee in bankruptcy or representative of the creditors of any such Employee.

SECTION 7.16  1985 PLAN

  Upon approval of the Plan by the Company's stockholders, the authority to grant additional options under the Company's 1985 Plan shall expire. Options granted pursuant to the 1985 Plan shall remain exercisable at the times and in the manner specified in the option agreements relating to the 1985 Plan or in accordance with such other terms and conditions as the Committee shall determine.

SECTION 7.17  GOVERNING LAW

  The Plan and all determinations made and related actions taken by the Committee, to the extent not otherwise governed by the Code or the securities laws of the United States, shall be governed by the laws of the Commonwealth of Massachusetts and shall be construed accordingly.

SECTION 7.18  DEFINITIONS

  As used in the Plan, the following terms shall have the following meanings:

                                               SECTION IN WHICH
                              TERM             TERM IS DEFINED
                    ------------------------  -----------------
                    "Awards"                  Section 1
                    "Change in Control"       Section 7.13(b)
                    "Code"                    Section 5.1(a)
                    "Committee"               Section 2
                    "Company"                 Section 1
                    "Employee"                Section 4
                    "Fair Market Value"       Section 7.11
                    "ISO"                     Section 5.1(a)
                    "1985 Plan"               Section 3
                    "1934 Act"                Section 2
                    "Non-Qualified Option"    Section 5.1(a)
                    "Option"                  Section 5.1(a)
                    "Plan"                    Section 1
                    "Restricted Stock"        Section 5.3(c)
                    "Restricted Stock
                       Award"                 Section 5.3(a)
                    "Rule 16b-3"              Section 2
                    "Stock"                   Section 3
                    "Stock Appreciation
                       Right"                 Section 5.2(a)
                    "Stock Units"             Section 5.4(a)
                    "Stock Unit Award"        Section 5.4(a)
                    "Unrestricted Stock
                       Award"                 Section 5.3(h)